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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  June 10, 2002

                            NEW CINEMA PARTNERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Nevada                         0-31315                  87-0772357
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



357 Bay St., Suite 404, Toronto, Ontario                             M5H 2T7
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone  number,  including area code:     416-367-8273
Former  telephone  number:                                416-367-8299

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 1. Changes in Control of Registrant.

         N/A

Item 2. Acquisition or Disposition of Assets.

         N/A

Item 3. Bankruptcy or Receivership.

         N/A

Item 4. Changes in Registrant's Certifying Accountant.

Merdinger, Fruchter, Rosen & Corso, P.C., Certified Public Accountants ("MFRC") was previously the principal independent certified accountant for the Registrant. On May 24, 2002, MRCF was terminated and Solursh Feldman & Partners LLP, Chartered Accountants ("SF") was engaged as principal accountants. The change was approved by the Board of Directors on June 6, 2002.

MFRC's reports on the Registrant's financial statements for the year ended February 29, 2001, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to audit scope or accounting principles. During fiscal year 2001 and during the portion of fiscal year 2002 preceding the Board's decision, there were no disagreements with MRCF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to MFRC's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with its reports; and there were no reportable events ("Reportable Events") as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

The Registrant has provided a copy of the foregoing statements to MFRC. Attached as Exhibit 99(a) hereto is MFRC's letter to the Commission stating its agreement with such statements.

Effective June 6, 2002, the Registrant has engaged SF as its principal accountant for fiscal year ending February 28, 2002. During fiscal year 2001, and during the portion of fiscal year 2002 preceding the Board's decision, neither the Registrant nor anyone acting on its behalf consulted with MFRC regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with MDRC or a Reportable Event with respect to MDRC.

Item 5. Other Events and Regulation FD Disclosure.

            N/A

Item 6. Resignations of Registrant's Directors.

         N/A

Item 7. Financial Statements and Exhibits.

         Letter of former accountants dated June 6, 2002.

Item 8. Change in Fiscal Year.

         N/A

Item 9. Regulation FD Disclosure.

         See Item 5 above.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                              NEW CINEMA PARTNERS, INC.
                                                    (Registrant)


Date: June 10, 2002                          /s/ Martin Lapedus
                                                 --------------------
                                                 Martin Lapedus